Dreyfus Select Managers Long/Short Fund
Prospectus March 1, 2016

Class	Ticker
A	DBNAX
C	DBNCX
I	DBNIX
Y	DBNYX

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Contents
Fund Summary
Fund Summary	1

Fund Details
Goal and Approach	7
Investment Risks	9
Management	13

Shareholder Guide
Choosing a Share Class	16
Buying and Selling Shares	19
General Policies	22
Distributions and Taxes	24
Services for Fund Investors	25
Financial Highlights	27

For More Information
See back cover
Fund Summary
Investment Objective
The fund seeks long-term capital appreciation.

Fees and Expenses
This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.  You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in certain funds in the Dreyfus Family of Funds.  More information about these and other discounts is available from your financial professional and in the Shareholder Guide section beginning on page 16 of the prospectus and in the How to Buy Shares section and the Additional Information About How to Buy Shares section beginning on page II-1 and page III-1, respectively, of the fund's Statement of Additional Information.
Shareholder Fees (fees paid directly from your investment)
	Class A	Class C	Class I	Class Y
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	5.75	none	none	none
Maximum deferred sales charge (load) (as a percentage of lower of purchase or sale price)	none*	1.00	none	none

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Class A	Class C	Class I	Class Y
Management fees	2.00	2.00	2.00	2.00
Distribution (12b-1) fees	none	.75	none	none
Other expenses
Shareholder services fees	.25	.25	none	none
Dividend and interest expenses on securities sold short	.62	.62	.62	.62
Remainder of other expenses	.29	.34	.28	.18
Total annual fund operating expenses	3.16	3.96	2.90	2.80
*Class A shares bought without an initial sales charge as part of an investment of $1 million or more may be charged a deferred sales charge of 1.00% if redeemed within one year.
Example
The Example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A	$876	$1,493	$2,134	$3,842
Class C	$498	$1,207	$2,032	$4,172
Class I	$293	$898	$1,528	$3,223
Class Y	$283	$868	$1,479	$3,128
You would pay the following expenses if you did not redeem your shares:

	1 Year	3 Years	5 Years	10 Years
Class A	$876	$1,493	$2,134	$3,842
Class C	$398	$1,207	$2,032	$4,172
Class I	$293	$898	$1,528	$3,223
Class Y	$283	$868	$1,479	$3,128

Portfolio Turnover
The fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio).  A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account.  These costs, which are not reflected in annual fund operating expenses or in the Example, affect the fund's performance.  During the most recent fiscal year, the fund's portfolio turnover rate was 524.89% of the average value of its portfolio.

Principal Investment Strategy
The fund seeks to achieve its investment objective — long-term capital appreciation — with lower volatility than, and moderate correlation to, major equity market indices.  The fund uses a "manager of managers" approach by selecting one or more experienced equity managers to serve as subadvisers to manage the fund's assets.  The fund allocates its assets among subadvisers that use long/short equity investment strategies that are not expected to have returns that are highly correlated to each other or major equity market indices.  The fund may hire, terminate or replace subadvisers and modify material terms and conditions of subadvisory arrangements without shareholder approval.  Each of the fund's subadvisers acts independently of any other subadviser and uses its own methodology to select portfolio investments.
The fund normally invests in equity securities, typically common stocks, including securities issued by other investment companies, such as exchange-traded funds (ETFs). The fund may invest in equity securities of companies with any market capitalization. The fund's investments may include securities of U.S. and foreign issuers, including securities of issuers in emerging markets countries and securities denominated in any currency other than the U.S. dollar. The fund may significantly overweight or underweight certain companies, industries or market sectors.
The fund expects to maintain significant short positions in equity securities and equity-related instruments, including through the derivative instruments described below and by selling short shares of ETFs.  Although the fund intends to maintain an overall long position in its portfolio investments, in certain circumstances, the fund's short positions may approach or reach the size of the fund's overall long position.  A short sale involves the sale of a security that the fund does not own in the expectation of purchasing the same security (or a security exchangeable therefor) at a later date and at a lower price.  The fund will incur a loss as a result of a short sale if the price of the security increases between the date of the short sale and the date on which the fund replaces the security sold short.  The fund will realize a gain if the security declines in price between those two dates.  The fund's potential loss is limited only by the maximum attainable price of the security less the price at which the security was sold.
The fund may use derivative instruments, such as options, futures and options on futures, contracts for difference, forward contracts, swaps (including total return swaps) and other derivative instruments, as a substitute for investing directly in an underlying asset, as an alternative to selling a security short, to increase returns, to manage foreign currency risk, as part of a hedging strategy or for other purposes related to the management of the fund.  There is no limit to the amount of the fund's assets that may be invested in derivative instruments.

Principal Risks
An investment in the fund is not a bank deposit.  It is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.  It is not a complete investment program.  The fund's share price fluctuates, sometimes dramatically, which means you could lose money.
•	Risks of stock investing. Stocks generally fluctuate more in value than bonds and may decline significantly over short time periods. There is the chance that stock prices overall will decline because stock markets tend to move in cycles, with periods of rising prices and falling prices. The market value of a stock may decline due to general market conditions or because of factors that affect the particular company or the company's industry.
•	Market sector risk. The fund may significantly overweight or underweight certain countries, companies, industries or market sectors, which may cause the fund's performance to be more or less sensitive to developments affecting those countries, companies, industries or sectors.
•	Short position risk. Short positions in securities may involve substantial risks. If a short position appreciates in value during the period of the fund's investment, there will be a loss to the fund that could be substantial. Short positions in stocks involve more risk than long positions in stocks because the maximum sustainable loss on a stock purchased is limited to the amount paid for the stock plus the transaction costs, whereas there is no maximum attainable price on the shorted stock. As such, theoretically, short positions in securities have unlimited risk. There is a risk that the fund may be unable to fully implement its investment strategy due to a lack of available swap or other derivatives arrangements or securities to borrow to effect short sales or for some other reason. In addition, the fund may not always be able to close out a short position at a particular time or at an acceptable price.
•	Short sale risk. The fund may make short sales, which involves selling a security it does not own in anticipation that the security's price will decline. Short sales expose the fund to the risk that it will be required to buy the security sold short (also known as "covering" the short position) at a time when the security has appreciated in value, thus resulting in a loss to the fund. Short positions in stocks involve more risk than long positions in stocks because the maximum sustainable loss on a stock purchased is limited to the amount paid for the stock plus the transaction costs, whereas there is no maximum attainable price on the shorted stock. As such, theoretically, stocks sold short have unlimited risk. The fund may not always be able to close out a short position at a particular time or at an acceptable price. The fund may not always be able to borrow a security the fund seeks to sell short at a particular time or at an acceptable price. Thus, there is a risk that the fund may be unable to fully implement its investment strategy that involves short selling due to a lack of available stocks or for some other reason.
•	Manager of managers risk. Each subadviser makes investment decisions independently and it is possible that the investment styles of the subadvisers may not complement one another. As a result, the fund's exposure to a given stock, industry, sector, market capitalization, geographic area or investment style could unintentionally be more or less than it would have been if the fund had a single adviser or investment strategy.
•	Allocation risk. The ability of the fund to achieve its investment goal depends, in part, on the ability of EACM Advisors, LLC, subject to The Dreyfus Corporation's supervision and approval, to allocate effectively the fund's assets among the subadvisers. There can be no assurance that the actual allocations will be effective in achieving the fund's investment goal.
•	Conflicts of interest risk. Certain subadvisers may have potential conflicts of interest which could interfere with their management of the fund's assets allocated to them. For example, the subadvisers may manage other investment funds or accounts for other clients that may have investment objectives and strategies that are similar to, or overlap with, those of the fund, but which have different fee structures than those of the fund, creating potential conflicts of interest in investment decisions regarding investments that may be appropriate for the fund and the subadvisers' other clients.
•	Market capitalization risk (small-, mid- and large-cap stock risk). To the extent the fund emphasizes small-, mid- or large-cap stocks, it will assume the associated risks. At any given time, any of these market capitalizations may be out of favor with investors. Compared to small- and mid-cap companies, large-cap companies may be less responsive to changes and opportunities affecting their business. To the extent the fund invests in small- and mid-cap companies, it will be subject to additional risks because the operating histories of these companies tend to be more limited, their earnings and revenues less predictable (and some companies may be experiencing significant losses), and their share prices more volatile than those of larger, more established companies. The shares of smaller companies tend to trade less frequently than those of larger, more established companies, which can adversely affect the pricing of these securities and the fund's ability to sell these securities. Smaller companies may have limited product lines, markets or financial resources, or may depend on a limited management group.
•	Foreign investment risk. To the extent the fund invests in foreign securities, the fund's performance will be influenced by political, social and economic factors affecting investments in foreign issuers. Special risks associated with investments in foreign issuers include exposure to currency fluctuations, less liquidity, less developed or less efficient trading markets, lack of comprehensive company information, political and economic instability and differing auditing and legal standards. Investments denominated in foreign currencies are subject to the risk that such currencies will decline in value relative to the U.S. dollar and affect the value of these investments held by the fund.
•	Emerging market risk. The securities of issuers located or doing substantial business in emerging market countries tend to be more volatile and less liquid than the securities of issuers located in countries with more mature economies. Emerging markets generally have less diverse and less mature economic structures and less stable political systems than those of developed countries. Investments in these countries may be subject to political, economic, legal, market and currency risks. The risks may include less protection of property rights and uncertain political and economic policies, the imposition of capital controls and/or foreign investment limitations by a country, nationalization of businesses and the imposition of sanctions by other countries, such as the United States.
•	Derivatives risk. A small investment in derivatives could have a potentially large impact on the fund's performance. The use of derivatives involves risks different from, or possibly greater than, the risks associated with investing directly in the underlying assets, and the fund's use of derivatives may result in losses to the fund. Derivatives in which the fund may invest can be highly volatile, illiquid and difficult to value, and there is the risk that changes in the value of a derivative held by the fund will not correlate with the underlying instruments or the fund's other investments in the manner intended. Certain types of derivatives, including contracts for difference, swap agreements, forward contracts, over-the-counter options and other over-the-counter transactions involve greater risks than the underlying obligations because, in addition to general market risks, they are subject to illiquidity risk, counterparty risk, credit risk and pricing risk. Because many derivatives have a leverage component, adverse changes in the value or level of the underlying asset, reference rate or index can result in a loss substantially greater than the amount invested in the derivative itself. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. The fund may be required to segregate liquid assets, or otherwise cover its obligations, relating to the fund's transactions in derivatives.
•	ETF and other investment company risk. To the extent the fund invests in pooled investment vehicles, such as investment companies and ETFs, the fund will be affected by the investment policies, practices and performance of such entities in direct proportion to the amount of assets the fund has invested therein. The risks of investing in other investment companies, including ETFs, typically reflect the risks associated with the types of instruments in which the investment companies and ETFs invest. When the fund invests in another investment company or an ETF, shareholders of the fund will bear indirectly their proportionate share of the expenses of the other investment company or the ETF (including management fees) in addition to the expenses of the fund.
•	Leverage risk. The use of leverage, such as lending portfolio securities, entering into contracts for difference, swap agreements, futures contracts or forward currency contracts and engaging in forward commitment transactions, may magnify the fund's gains or losses. Short sales involve borrowing securities and then selling them; thus, the fund's short sales positions effectively leverage the fund's assets.
•	Liquidity risk. When there is little or no active trading market for specific types of securities, it can become more difficult to sell the securities in a timely manner at or near their perceived value. In such a market, the value of such securities and the fund's share price may fall dramatically. Investments that are illiquid or that trade in lower volumes may be more difficult to value. Investments in foreign securities, particularly those of issuers located in emerging markets, tend to have greater exposure to liquidity risk than domestic securities.
•	Non-diversification risk. The fund is non-diversified, which means that the fund may invest a relatively high percentage of its assets in a limited number of issuers. Therefore, the fund's performance may be more vulnerable to changes in the market value of a single issuer or group of issuers and more susceptible to risks associated with a single economic, political or regulatory occurrence than a diversified fund.
•	Portfolio turnover risk. The fund may engage in short-term trading, which could produce higher transaction costs and taxable distributions, and lower the fund's after-tax performance.
Performance
The following bar chart and table provide some indication of the risks of investing in the fund.  The bar chart shows the performance of the fund's Class A shares for its first full calendar year of operations.  The table compares the average annual total returns of the fund's shares to those of a broad measure of market performance.  The fund's past performance (before and after taxes) is not necessarily an indication of how the fund will perform in the future.  Sales charges, if any, are not reflected in the bar chart, and if those charges were included, returns would have been less than those shown.  More recent performance information may be available at www.dreyfus.com.
Year-by-Year Total Returns as of 12/31 each year (%) Class A
Best Quarter Q1, 2015: 3.37% Worst Quarter Q3, 2015: -2.89%

After tax performance is shown only for Class A shares.  After-tax performance of the fund's other share classes will vary.  After-tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes.  Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through U.S. tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

Average Annual Total Returns (as of 12/31/15)
Class (Inception Date)	1 Year	Since Inception
Class A (3/31/14) returns before taxes	-5.43%	-4.65%
Class A returns after taxes on distributions	-5.43%	-4.65%
Class A returns after taxes on distributions and sale of fund shares	-3.07%	-3.94%
Class C (3/31/14) returns before taxes	-1.49%	-2.12%
Class I (3/31/14) returns before taxes	0.66%	-1.06%
Class Y (3/31/14) returns before taxes	0.66%	-1.01%
HFRX Equity Hedge Index reflects no deductions for fees, expenses or taxes	-2.33%	-1.25%
Morgan Stanley Capital International All Country World Index reflects no deductions for fees, expenses or taxes	-2.36%	0.35%

Portfolio Management
Investment Adviser and Portfolio Allocation Manager
The fund's investment adviser is The Dreyfus Corporation (Dreyfus). Dreyfus has engaged its affiliate, EACM Advisors LLC (EACM), to serve as the fund's portfolio allocation manager.
Subadvisers and Primary Portfolio Managers
Christopher E. Crerend and Jeffrey A. Brozek have been the members of EACM's investment team primarily responsible for evaluating and recommending subadvisers for the fund since the fund's inception in March 2014.  Mr. Crerend is Executive Vice President and Chief Investment Officer (Alternatives), and Mr. Brozek is Senior Vice President and Sector Head for Equity Hedge Strategies, of EACM.
Cramer Rosenthal McGlynn, LLC (CRM). Jay B. Abramson has been the portfolio manager responsible for the day-to-day management of the portion of the fund's portfolio that is managed by CRM since July 2015. Mr. Abramson is Chief Executive Officer and Chief Investment Officer of CRM.
Kingsford Capital Management, LLC (Kingsford Capital).  Michael I. Wilkins and Todd Ammons are the portfolio managers responsible for the day-to-day management of the portion of the fund's portfolio managed by Kingsford Capital, positions they have held since August 2014 and February 2016, respectively. Mr. Wilkins is Managing Partner and a Co-Portfolio Manager of Kingsford Capital. Mr. Ammons is a Co-Portfolio Manager of Kingsford Capital.
Owl Creek Asset Management, L.P. (Owl Creek). Jeffrey A. Altman and Daniel E. Krueger have been the portfolio managers responsible for the day-to-day management of the portion of the fund's portfolio managed by Owl Creek since the fund's inception in March 2014.  Mr. Altman is the Managing Partner, and Mr. Krueger is a Partner and Managing Director, of Owl Creek.
Pine River Capital Management L.P. (Pine River). James Clark, Lucy DeStefano and Aaron Zimmerman have been the portfolio managers responsible for the day-to-day management of the portion of the fund's portfolio that is managed by Pine River since July 2015.  Mr. Clark is a Partner, Co-Chief Investment Officer and a Portfolio Manager at Pine River.  Ms. DeStefano is Head of Listed Securities and a Portfolio Manager at Pine River.  Mr. Zimmerman is a Portfolio Manager at Pine River.
Sirios Capital Management, L.P. (Sirios). John F. Brennan, Jr., Managing Director of Sirios, has been the portfolio manager responsible for the day-to-day management of the portion of the fund's portfolio managed by Sirios since the fund's inception in March 2014.
Three Bridges Capital, LP (Three Bridges).  Eugene Salamon, Managing Partner, Portfolio Manager and Founder of Three Bridges, has been the portfolio manager responsible for the day-to-day management of the portion of the fund's portfolio managed by Three Bridges since November 2014.

Purchase and Sale of Fund Shares
In general,  for each share class, other than Class Y,the fund's minimum initial investment is $1,000 and the minimum subsequent investment is $100.  For Class Y shares, the minimum initial investment generally is $1,000,000, with no minimum subsequent investment.  You may sell (redeem) your shares on any business day by calling 1-800-DREYFUS (inside the U.S. only) or by visiting www.dreyfus.com.  If you invested in the fund through a third party, such as a bank, broker-dealer or financial adviser, or through a Retirement Plan (as defined below), you may mail your request to sell shares to Dreyfus Institutional Department, P.O. Box 9882, Providence, Rhode Island 02940-8082.  If you invested directly through the fund, you may mail your request to sell shares to Dreyfus Shareholder Services, P.O. Box 9879, Providence, Rhode Island 02940-8079.  If you are an Institutional Direct accountholder, please contact your BNY Mellon relationship manager for instructions. Retirement Plans include qualified or non-qualified employee benefit plans, such as 401(k), 403(b)(7), Keogh, pension, profit-sharing and other deferred compensation plans, whether established by corporations, partnerships, sole proprietorships, non-profit entities, trade or labor unions, or state and local governments, but do not include IRAs (including, without limitation, traditional IRAs, Roth IRAs, Coverdell Education Savings Accounts, IRA "Rollover Accounts" or IRAs set up under Simplified Employee Pension Plans (SEP-IRAs), Salary Reduction Simplified Employee Pension Plans (SARSEPs) or Savings Incentive Match Plans for Employees (SIMPLE IRAs)).

Tax Information
The fund's distributions are taxable as ordinary income or capital gains, except when your investment is through an IRA, Retirement Plan or other U.S. tax-advantaged investment plan (in which case you may be taxed upon withdrawal of your investment from such account).

Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase shares (other than Class Y shares) through a broker-dealer or other financial intermediary (such as a bank), the fund and its related companies may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary's website for more information.
Fund Details
Goal and Approach
The fund seeks long-term capital appreciation.  The fund seeks to achieve its investment objective with lower volatility than, and moderate correlation to, major equity market indices.  The fund uses a "manager of managers" approach by selecting one or more experienced equity managers to serve as subadvisers to manage the fund's assets.  The fund allocates its assets among subadvisers that use long/short equity investment strategies that are not expected to have returns that are highly correlated to each other or major equity market indices.  The fund may hire, terminate or replace subadvisers and modify material terms and conditions of subadvisory arrangements without shareholder approval.
The fund's investment objective may be changed by the fund's board, upon 60 days' prior notice to shareholders. The fund normally invests in equity securities, typically common stocks, including securities issued by other investment companies, such as ETFs. The fund's equity investments also may include preferred stocks, convertible securities, warrants and stock purchase rights, including, to a limited degree, those purchased in initial public offerings (IPOs) or shortly thereafter. The fund may invest in equity securities of companies with any market capitalization. The fund's investments may include securities of U.S. and foreign issuers, including securities of issuers in emerging markets countries and securities denominated in any currency other than the U.S. dollar. The fund also may invest in securities issued by publicly-traded real estate investment trust securities (REITs). REITs are pooled investment vehicles that invest primarily in income‐producing real estate or real estate‐related loans or interests. The fund may also invest in money market instruments or money market funds and hold cash or other cash equivalents at any time to maintain liquidity or pending selection of investments in accordance with its investment policies. The fund may invest, to a limited extent, in bonds and other fixed‐income securities.
The fund expects to maintain significant short positions in equity securities and equity-related instruments.  Although the fund intends to maintain an overall long position in its portfolio investments, in certain circumstances, the fund's short positions may approach or reach the size of the fund's overall long position.  The fund also may engage in short-selling for hedging purposes, such as to limit exposure to a possible market decline in the value of its portfolio securities.  The fund may maintain short positions through derivatives instruments.  In addition, the fund may take a short position in an asset class by selling short shares of an ETF that invests in the subject asset class.  A short sale involves the sale of a security that the fund does not own in the expectation of purchasing the same security (or a security exchangeable therefor) at a later date and at a lower price.  Similarly, when taking short positions with respect to securities through investments in derivatives instruments, the fund generally is expecting the value of such securities to fall during the period of the fund's investment exposure.  To make delivery of a security sold short to the buyer, the fund must borrow the security, and the fund is obligated to return the security to the lender, which is accomplished by a later purchase of the security by the fund.  Until the security is replaced, the fund is required to pay the lender any dividends or interests accruing during the period of the loan.  To borrow the security, the fund also may have to pay a fee to the lender, which would increase the cost to the fund of the security it sold short.  The fund will incur a loss as a result of a short sale if the price of the security increases between the date of the short sale and the date on which the fund replaces the borrowed security.  The fund will realize a gain if the security declines in price between those two dates.  The fund's potential loss is limited only by the maximum attainable price of the security less the price at which the security was sold.  The amount of any gain will be decreased and the amount of any loss will be increased by any interest, premium and transaction charges or other costs the fund may be required to pay in connection with the short sale.  When the fund makes a short sale, it must leave the proceeds thereof with the broker and deposit with, or pledge to, the broker an amount of cash or liquid securities sufficient under current margin regulations to collateralize its obligation to replace the borrowed securities that have been sold.
The fund may, but it is not required to, use derivative instruments, such as options, futures and options on futures (including those relating to securities, foreign currencies and indices), contracts for difference, forward contracts, swaps (including total return swaps) and other derivative instruments, as a substitute for investing directly in an underlying asset, as an alternative to selling a security short, to increase returns, to manage foreign currency risk, as part of a hedging strategy, or for other purposes related to the management of the fund.  The fund also may, but it is not required to, invest in individual securities to implement certain of these strategies.  There is no limit to the amount of the fund's assets that may be invested in derivative instruments.  A derivatives contract will obligate or entitle the fund to deliver or receive an asset or cash payment based on the change in value of one or more underlying investments, indices or currencies. When the fund enters into derivatives transactions, it may be required to segregate assets or enter into offsetting positions, in accordance with applicable regulations. If such segregated assets represent a large portion of the fund's portfolio, portfolio management may be affected as covered positions (including those related to the fund's short sales) may have to be reduced if it becomes necessary for the fund to reduce the amount of segregated assets in order to meet redemptions or other obligations. Total return swap agreements are contracts in which one party agrees to make periodic payments to another party based on the change in market value of the assets underlying the contract, which may include a specified security, basket of securities or securities indices during the specified period, in return for periodic payments based on a fixed or variable interest rate or the total return from other underlying assets. Total return swap agreements may be used to obtain exposure to a security or market without owning or taking physical custody of such security or investing directly in such market. Contracts for difference generally are used to obtain long or short exposure to securities or a securities index without owning or taking physical custody of such securities. The fund also may use actual long and short futures positions and achieve similar market exposure by netting the payment obligations of the two contracts.  The fund also may make forward commitments in which the fund agrees to buy or sell a security in the future at an agreed upon price.
The fund is non-diversified.
Dreyfus, the fund's investment adviser, has engaged its affiliate, EACM, to evaluate and recommend subadvisers for the fund. EACM seeks subadvisers for the fund who employ complementary long/short equity investment strategies, consistent with the fund's investment goal, and recommends the portion of the fund's assets to be managed by each subadviser. EACM monitors and evaluates the performance of the subadvisers for the fund and will advise and recommend to Dreyfus and the fund's board any changes to the fund's subadvisers. EACM has the discretion to change the allocations to the subadvisers when it deems it appropriate. Dreyfus has ultimate responsibility (subject to oversight by the board) to supervise the subadvisers and recommend the hiring, termination and replacement of the subadvisers to the board.
The fund's assets are currently allocated among six subadvisers, each of which acts independently of the others and uses its own methodology to select portfolio investments.  Each subadviser has complete discretion to invest its allocated portion of the fund's assets as it deems appropriate, based on its particular investment process, philosophy, style and strategy.  While each subadviser is subject to the oversight of Dreyfus and EACM, neither Dreyfus nor EACM attempt to coordinate or manage the day-to-day investments of any subadviser.  From time to time, the subadvisers may invest a significant portion of the fund's assets allocated to them in the securities of companies in the same sector, market capitalization and/or geographic categories.
Cramer Rosenthal McGlynn, LLC serves as subadviser to the fund.  The target percentage of the fund's assets allocated to CRM is approximately 23%.  CRM focuses on long and short positions in stocks across all capitalizations. CRM's investment process is bottom-up and value oriented. All industries are considered for potential investment. CRM believes that successful investing is a result of recognizing change that is material to the operations of a company. CRM seeks to identify this dynamic change at an early stage, conduct an appraisal of the business, and assess Wall Street's perceptions. Long candidates include stocks undergoing change (e.g., mergers, divestitures, new management or new products), that are neglected by Wall Street and have, in CRM's assessment, attractive valuations where the intrinsic value may exceed the current stock price. CRM's short candidates include: (1) companies expected to miss earnings estimates, (2) companies with deteriorating balance sheets, (3) companies with aggressive accounting practices, (4) companies with weak management, (5) companies facing cyclical headwinds, and/or (6) companies facing negative secular changes. A position will be sold when one or more of the following occurs: an established price target is approaching or is attained, implying the stock has reached the portfolio manager's estimation of fair valuation; a factor in the initial investment thesis has deteriorated causing the portfolio manager to reassess the potential for the company; or a more promising investment opportunity is identified.
Kingsford Capital Management, LLC serves as a subadviser to the fund.  The target percentage of the fund's assets allocated to Kingsford Capital is approximately 7%. Kingsford Capital employs a dedicated short selling strategy focusing on U.S. listed equities of small-cap and micro-cap companies. Kingsford Capital uses a bottom-up process to seek investment opportunities arising from inefficiencies in the marketplace, which it believes can create mispricing of securities. Employing a research-intensive methodology, Kingsford Capital analyzes the value and viability of identified companies, their managements and their promoters. These analyses may include reviewing a company's Securities and Exchange Commission filings and press releases, visiting the company, talking to its competitors and suppliers, reviewing industry and "Wall Street" research reports and various other public records, including news coverage, court documents and Internet "message boards." Kingsford Capital also uses, to a limited degree, "screening" tools of computer-based databases to find candidates for shorting, based on assorted valuation and financial statement metrics.
Owl Creek Asset Management, L.P. serves as a subadviser to the fund.  The target percentage of the fund's assets allocated to Owl Creek is approximately 7%. Owl Creek uses a global opportunistic value strategy and makes event-driven investments across a variety of industries and U.S. and foreign issuers.  Owl Creek applies bottom-up, fundamental analysis to identify securities believed to be trading at a discount to their intrinsic value with the presence of a soft or hard catalyst that potentially will unlock that value.  Owl Creek looks for companies that generate stable, predictable cash flows, but which are out of favor with investors because they are facing secular change, regulatory uncertainty, refinancing risk or other issues causing uncertainty or negative investor sentiment.  Owl Creek believes that market participants often struggle to understand the future value of companies facing such changes or issues.  For short positions, Owl Creek focuses on companies which it believes have negative upcoming events, face secular decline or whose securities are overvalued because investors have overreacted to positive news.  Owl Creek may take short positions in companies that are deemed to have similar, but inferior, businesses to long positions in the fund, and may use broad index shorts as a hedge to manage market exposure.
Pine River Capital Management L.P. serves as subadviser to the fund.  The target percentage of the fund's assets allocated to Pine River is approximately 21%.  Pine River seeks to generate positive returns through the successful selection of equity securities, while seeking to reduce or eliminate the effects of market-wide or, in some cases, industry- or sector-wide price movements by simultaneously taking long and short positions in equities. Pine River identifies long and short investment opportunities using a combination of bottom-up investment analysis and a top-down thematic investment approach. Qualitative and quantitative analysis is used in an effort to identify the most attractive risk/reward company specific securities with a focus on idiosyncratic risk for both long and short positions. Capital allocations among sectors and strategies are determined using fundamental, technical, and macroeconomic analysis combined with expected returns, volatilities, and correlations. Pine River applies risk management tools to measure strategy size, risk concentration, volatility, correlations, and macro shocks.
Sirios Capital Management, L.P. serves as a subadviser to the fund. The target percentage of the fund's assets allocated to Sirios is approximately 25%.  Sirios utilizes a fundamental, bottom-up research approach and will manage its allocated portion in accordance with its liquid alternatives strategy.  The liquid alternatives strategy generally utilizes long positions that Sirios believes are attractively-valued, growth-oriented companies of mid to large capitalization and short positions that include sector hedges, single name and index put options, and a selection of single name large-capitalization companies that Sirios believes have deteriorating fundamentals or appear overvalued.
Three Bridges Capital, LP serves as a subadviser to the fund.  The target percentage of the fund's assets allocated to Three Bridges is approximately 17%. Three Bridges seeks to generate competitive returns in rising markets and preserve capital in falling markets in an effort to realize strong, risk-adjusted returns over a market cycle that includes both rising and falling markets. Emphasizing fundamental analysis and bottom-up stock selection, Three Bridges normally takes long positions in mid-cap and large-cap stocks, and short positions in region, country and sector indices primarily using derivatives, with a focus on Western Europe. The stock selection process involves three steps: Fundamentals–to evaluate the stock and verify the strength of the company's underlying business position to produce high conviction, high potential ideas; Valuation–to determine if the stock is attractively priced relative to the company's earnings potential; and Catalyst–to identify a specific event that has the potential to cause the stock to appreciate in value within the investment time horizon. Positions are sold when the security reaches Three Bridges' target price, hits its downside price limit or more attractive investment opportunities are identified. Three Bridges utilizes risk controls related to its conviction-based, stock selection process and allows stock picking to drive results. Three Bridges uses a top-down macro view primarily to support its bottom-up stock selection process and provide context for investment decisions.

Investment Risks
An investment in the fund is not a bank deposit. It is not insured or guaranteed by the FDIC or any other government agency. It is not a complete investment program. The value of your investment in the fund will fluctuate, sometimes dramatically, which means you could lose money.
•	Risks of stock investing. Stocks generally fluctuate more in value than bonds and may decline significantly over short time periods. There is the chance that stock prices overall will decline because stock markets tend to move in cycles, with periods of rising prices and falling prices. The market value of a stock may decline due to general market conditions that are not related to the particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. A security's market value also may decline because of factors that affect the particular company, such as management performance, financial leverage and reduced demand for the company's products or services, or factors that affect the company's industry, such as labor shortages or increased production costs and competitive conditions within an industry.
•	Market sector risk. The fund may significantly overweight or underweight certain countries, companies, industries or market sectors, which may cause the fund's performance to be more or less sensitive to developments affecting those countries, companies, industries or sectors.
•	Short position risk. Short positions in securities may involve substantial risks. If a short position appreciates in value during the period of the fund's investment, there will be a loss to the fund that could be substantial. Short positions in stocks involve more risk than long positions in stocks because the maximum sustainable loss on a stock purchased is limited to the amount paid for the stock plus the transaction costs, whereas there is no maximum attainable price on the shorted stock. As such, theoretically, short positions in securities have unlimited risk. There is a risk that the fund may be unable to fully implement its investment strategy due to a lack of available swap or other derivatives arrangements or securities to borrow to effect short sales or for some other reason. In addition, the fund may not always be able to close out a short position at a particular time or at an acceptable price. It is possible that the market value of the securities the fund holds in long positions will decline at the same time that the market value of the securities as to which the fund has short exposure increases, thereby increasing the fund's potential volatility.
•	Short sale risk. The fund may make short sales, which involves selling a security it does not own in anticipation that the security's price will decline. Short sales expose the fund to the risk that it will be required to buy the security sold short (also known as "covering" the short position) at a time when the security has appreciated in value, thus resulting in a loss to the fund. Short positions in stocks involve more risk than long positions in stocks because the maximum sustainable loss on a stock purchased is limited to the amount paid for the stock plus the transaction costs, whereas there is no maximum attainable price on the shorted stock. As such, theoretically, stocks sold short have unlimited risk. The fund may not always be able to close out a short position at a particular time or at an acceptable price. The fund may not always be able to borrow a security the fund seeks to sell short at a particular time or at an acceptable price. Moreover, if the lender of a borrowed security requires the fund to return the security to it on short notice, and the fund is unable to borrow the security from another lender, the fund may have to buy the borrowed security at an unfavorable price, resulting in a loss. Thus, there is a risk that the fund may be unable to fully implement its investment strategy that involves short selling due to a lack of available stocks or for some other reason. It is possible that the market value of the securities the fund holds in long positions will decline at the same time that the market value of the securities the fund has sold short increases, thereby increasing the fund's potential volatility.
•	Manager of managers risk. Each subadviser makes investment decisions independently and it is possible that the investment styles of the subadvisers may not complement one another. As a result, the fund's exposure to a given stock, industry, sector, market capitalization, geographic area or investment style could unintentionally be more or less than it would have been if the fund had a single adviser or investment strategy. In addition, if one subadviser buys a security during a time frame when another subadviser sells it or holds a short position in the security, the fund will incur transaction costs and the fund's net position in the security may be approximately the same as it would have been with a single adviser and no such portfolio transactions. It is also possible that two or more subadvisers purchase the same security at the same time without aggregating their transactions, resulting in higher portfolio transaction expenses.
•	Allocation risk. The ability of the fund to achieve its investment goal depends, in part, on the ability of EACM, subject to Dreyfus' supervision and approval, to allocate effectively the fund's assets among the subadvisers. There can be no assurance that the actual allocations will be effective in achieving the fund's investment goal.
•	Conflicts of interest risk. Certain subadvisers may have potential conflicts of interest which could interfere with their management of the fund's assets allocated to them. For example, the subadvisers may manage other investment funds or accounts for other clients that may have investment objectives and strategies that are similar to, or overlap with, those of the fund, but which have different fee structures than those of the fund, creating potential conflicts of interest in investment decisions regarding investments that may be appropriate for the fund and the subadvisers' other clients. In addition, the activities in which the subadvisers and their affiliates are involved may limit or preclude the flexibility that the fund may otherwise have to participate in certain investments.
•	Market capitalization risk (small-, mid- and large-cap stock risk). To the extent the fund emphasizes small-, mid- or large-cap stocks, it will assume the associated risks. At any given time, any of these market capitalizations may be out of favor with investors. Compared to small- and mid-cap companies, large-cap companies may be less responsive to changes and opportunities affecting their business. To the extent the fund invests in small- and mid-cap companies, it will be subject to additional risks because the operating histories of these companies tend to be more limited, their earnings and revenues less predictable (and some companies may be experiencing significant losses), and their share prices more volatile than those of larger, more established companies. The shares of smaller companies tend to trade less frequently than those of larger, more established companies, which can adversely affect the pricing of these securities and the fund's ability to sell these securities. Smaller companies may have limited product lines, markets or financial resources, or may depend on a limited management group. Some of the fund's investments will rise and fall based on investor perception rather than economic factors. Other investments may be made in anticipation of future products, services or events whose delay or cancellation could cause the stock price to drop.
•	Foreign investment risk. To the extent the fund invests in foreign securities, the fund's performance will be influenced by political, social and economic factors affecting investments in foreign issuers. Special risks associated with investments in foreign issuers include exposure to currency fluctuations, less liquidity, less developed or less efficient trading markets, lack of comprehensive company information, political and economic instability and differing auditing and legal standards. Investments denominated in foreign currencies are subject to the risk that such currencies will decline in value relative to the U.S. dollar and affect the value of these investments held by the fund.
•	Emerging market risk. The securities of issuers located or doing substantial business in emerging market countries tend to be more volatile and less liquid than the securities of issuers located in countries with more mature economies, potentially making prompt liquidation at an attractive price difficult. The economies of countries with emerging markets may be based predominantly on only a few industries, may be highly vulnerable to changes in local or global trade conditions, and may suffer from extreme debt burdens or volatile inflation rates. Transaction settlement and dividend collection procedures also may be less reliable in emerging markets than in developed markets. Emerging markets generally have less diverse and less mature economic structures and less stable political systems than those of developed countries. Investments in these countries may be subject to political, economic, legal, market and currency risks. The risks may include less protection of property rights and uncertain political and economic policies, the imposition of capital controls and/or foreign investment limitations by a country, nationalization of businesses and the imposition of sanctions by other countries, such as the United States.
•	Derivatives risk. A small investment in derivatives could have a potentially large impact on the fund's performance. The use of derivatives involves risks different from, or possibly greater than, the risks associated with investing directly in the underlying assets, and the fund's use of derivatives may result in losses to the fund. Derivatives in which the fund may invest can be highly volatile, illiquid and difficult to value, and there is the risk that changes in the value of a derivative held by the fund will not correlate with the underlying instruments or the fund's other investments in the manner intended. Derivative instruments, such as contracts for difference, swap agreements, forward contracts, over-the-counter options and other over-the-counter transactions, also involve the risk that a loss may be sustained as a result of the failure of the counterparty to the derivative instruments to make required payments or otherwise comply with the derivative instruments' terms. Many of the regulatory protections afforded participants on organized exchanges for futures contracts and exchange-traded options, such as the performance guarantee of an exchange clearing house, are not available in connection with over-the-counter derivative transactions. Certain types of derivatives, including contracts for difference, swap agreements, forward contracts, over-the-counter options and other over-the-counter transactions, involve greater risks than the underlying obligations because, in addition to general market risks, they are subject to illiquidity risk, counterparty risk, credit risk and pricing risk. If a derivative transaction is particularly large or if the relevant market is illiquid (as is the case with many privately-negotiated derivatives, including swap agreements), it may not be possible to initiate a transaction or liquidate a position at an advantageous time or price. Because many derivatives have a leverage component, adverse changes in the value or level of the underlying asset, reference rate or index can result in a loss substantially greater than the amount invested in the derivative itself. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. The fund may be required to segregate liquid assets, or otherwise cover its obligations, relating to the fund's transactions in derivatives. These requirements assume the obligation is for full payment of the value of the underlying instrument, in cash or by physical delivery, at the settlement date; thus, the fund must set aside liquid assets equal to such derivatives contract's full notional value (generally, the total numerical value of the asset underlying a derivatives contract at the time of valuation) while the positions are open. If the derivatives contract provides for periodic cash settlement during the term of the transaction or cash payment of the gain or loss under the transaction at the settlement date, the fund may segregate liquid assets in an amount equal to the fund's daily marked-to-market net obligation (i.e., the fund's daily net liability) under the contract, if any. By setting aside assets equal to only its net obligations, the fund may employ leverage to a greater extent than if the fund were required to segregate assets equal to the full notional value of such contracts. Future rules and regulations of the Securities and Exchange Commission (SEC) may impact the fund's operations as described in this prospectus. In such an event, the fund's ability to pursue one or more of the investment strategies described in this prospectus may be impaired and, as a result, the fund may seek to pursue different investment strategies or otherwise alter or discontinue its investment operations.
•	ETF and other investment company risk. To the extent the fund invests in pooled investment vehicles, such as investment companies and ETFs, the fund will be affected by the investment policies, practices and performance of such entities in direct proportion to the amount of assets the fund has invested therein. The risks of investing in other investment companies, including ETFs, typically reflect the risks associated with the types of instruments in which the investment companies and ETFs invest. When the fund invests in another investment company or an ETF, shareholders of the fund will bear indirectly their proportionate share of the expenses of the other investment company or the ETF (including management fees) in addition to the expenses of the fund. ETFs are exchange-traded investment companies that are, in many cases, designed to provide investment results corresponding to an index. The value of the underlying securities can fluctuate in response to activities of individual companies or in response to general market and/or economic conditions. Additional risks of investments in ETFs include: (i) the market price of an ETF's shares may trade at a discount to its net asset value; (ii) an active trading market for an ETF's shares may not develop or be maintained; or (iii) trading may be halted if the listing exchanges' officials deem such action appropriate, the shares are delisted from the exchange, or the activation of market-wide "circuit breakers" (which are tied to large decreases in stock prices) halts trading generally. The fund will incur brokerage costs when purchasing and selling shares of ETFs.
•	Leverage risk. The use of leverage, such as lending portfolio securities, entering into contracts for difference, swap agreements, futures contracts or forward currency contracts and engaging in forward commitment transactions, may magnify the fund's gains or losses. Short sales involve borrowing securities and then selling them; thus, the fund's short sales positions effectively leverage the fund's assets.
•	Liquidity risk. When there is little or no active trading market for specific types of securities, it can become more difficult to sell the securities in a timely manner at or near their perceived value. In such a market, the value of such securities and the fund's share price may fall dramatically. Investments that are illiquid or that trade in lower volumes may be more difficult to value. Investments in foreign securities, particularly those of issuers located in emerging markets, tend to have greater exposure to liquidity risk than domestic securities.
•	Non-diversification risk. The fund is non-diversified, which means that the fund may invest a relatively high percentage of its assets in a limited number of issuers. Therefore, the fund's performance may be more vulnerable to changes in the market value of a single issuer or group of issuers and more susceptible to risks associated with a single economic, political or regulatory occurrence than a diversified fund.
•	Portfolio turnover risk. The fund may engage in short-term trading, which could produce higher transaction costs and taxable distributions, and lower the fund's after-tax performance.
In addition to the principal risks described above, the fund is subject to the following additional risks that are not anticipated to be principal risks of investing in the fund:
•	Growth and value stock risk. By investing in a mix of growth and value companies, the fund assumes the risks of both. Investors often expect growth companies to increase their earnings at a certain rate. If these expectations are not met, investors can punish the stocks inordinately, even if earnings do increase. In addition, growth stocks may lack the dividend yield that may cushion stock prices in market downturns. Value stocks involve the risk that they may never reach their expected full market value, either because the market fails to recognize the stock's intrinsic worth, or the expected value was misgauged. They also may decline in price even though in theory they are already undervalued.
•	Foreign currency risk. Investments in foreign currencies are subject to the risk that those currencies will decline in value relative to the U.S. dollar or, in the case of hedged positions, that the U.S. dollar will decline relative to the currency being hedged. Currency exchange rates may fluctuate significantly over short periods of time. Foreign currencies, particularly the currencies of emerging market countries, are also subject to risks caused by inflation, interest rates, budget deficits and low savings rates, political factors and government intervention and controls.
•	REIT risk. Investments in REITs expose the fund to risks similar to investing directly in real estate. REITs are characterized as equity REITs, mortgage REITs and hybrid REITs, which combine the characteristics of both equity and mortgage REITs. Equity REITs, which may include operating or finance companies, own real estate directly and the value of, and income earned by, the REITs depends upon the income of the underlying properties and the rental income they earn. Equity REITs also can realize capital gains (or losses) by selling properties that have appreciated (or depreciated) in value. Mortgage REITs can make construction, development or long-term mortgage loans and are sensitive to the credit quality of the borrower. Mortgage REITs derive their income from interest payments on such loans. Hybrid REITs generally hold both ownership interests and mortgage interests in real estate. The value of securities issued by REITs is affected by tax and regulatory requirements and by perceptions of management skill. They also may be affected by general economic conditions and are subject to heavy cash flow dependency, defaults by borrowers or tenants, self-liquidation at an economically disadvantageous time, and the possibility of failing to qualify for favorable tax treatment under applicable U.S. or foreign law and/or to maintain exempt status under the Investment Company Act of 1940, as amended.
•	IPO risk. The prices of securities purchased in IPOs can be very volatile. The effect of IPOs on the fund's performance depends on a variety of factors, including the number of IPOs the fund invests in relative to the size of the fund and whether and to what extent a security purchased in an IPO appreciates or depreciates in value. As a fund's asset base increases, IPOs often have a diminished effect on such fund's performance.
•	Fixed-income securities risk. To the extent the fund invests in fixed-income securities, such investments will be subject primarily to interest rate and credit risks. The fixed-income securities market also can be susceptible to increases in volatility and decreases in liquidity. Prices of bonds and other fixed-income securities tend to move inversely with changes in interest rates. Typically, a rise in rates will adversely affect fixed rate fixed-income securities and, accordingly, will cause the value of the fund's investments in these securities to decline. The magnitude of these fluctuations in the market price of fixed-income securities is generally greater for securities with longer effective maturities and durations because such instruments do not mature, reset interest rates or become callable for longer periods of time. Credit risk is the risk that the issuer of the security will fail to make timely interest or principal payments, which can cause the security's price to fall, lowering the value of the fund's investment in such security. The lower a security's credit rating, the greater the chance that the issuer of the security will default or fail to meet its payment obligations.
•	Other potential risks. The fund may lend its portfolio securities to brokers, dealers and other financial institutions. In connection with such loans, the fund will receive collateral from the borrower equal to at least 100% of the value of loaned securities. If the borrower of the securities fails financially, there could be delays in recovering the loaned securities or exercising rights to the collateral.
Under adverse market conditions, the fund could invest some or all of its assets in U.S. Treasury securities and money market securities, or hold cash.  Although the fund would do this for temporary defensive purposes, it could reduce the benefit from any upswing in the market.  During such periods, the fund may not achieve its investment objective.

Management
The investment adviser for the fund is The Dreyfus Corporation, 200 Park Avenue, New York, New York 10166. Founded in 1947, Dreyfus manages approximately $238 billion in 163 mutual fund portfolios.  For the past fiscal year, the fund paid Dreyfus a management fee at the annual rate of 2.00% of the fund's average daily net assets.  Dreyfus has contractually agreed, until March 1, 2017, to waive receipt of its fees and/or assume the expenses of the fund so that the expenses of none of the classes (excluding Rule 12b-1 fees, shareholder services fees, dividend and interest expenses on securities sold short, taxes, interest, brokerage commissions, commitment fees on borrowings and extraordinary expenses) exceed 2.50%.  On or after March 1, 2017, Dreyfus may terminate this expense limitation at any time.  A discussion regarding the basis for the board's approving the fund's management agreement with Dreyfus is available in the fund's semiannual report for the six month period ended April 30, 2014.  Dreyfus is the primary mutual fund business of The Bank of New York Mellon Corporation (BNY Mellon), a global financial services company focused on helping clients manage and service their financial assets, operating in 35 countries and serving more than 100 markets.  BNY Mellon is a leading investment management and investment services company, uniquely focused to help clients manage and move their financial assets in the rapidly changing global marketplace. BNY Mellon has $28.9 trillion in assets under custody and administration and $1.6 trillion in assets under management.  BNY Mellon is the corporate brand of The Bank of New York Mellon Corporation.  BNY Mellon Investment Management is one of the world's leading investment management organizations, and one of the top U.S. wealth managers, encompassing BNY Mellon's affiliated investment management firms, wealth management services and global distribution companies.  Additional information is available at www.bnymellon.com.
The Dreyfus asset management philosophy is based on the belief that discipline and consistency are important to investment success. For each fund, Dreyfus seeks to establish clear guidelines for portfolio management and to be systematic in making decisions. This approach is designed to provide each fund with a distinct, stable identity.
Dreyfus has engaged its affiliate, EACM Advisors LLC, to serve as the fund's portfolio allocation manager. EACM is responsible for evaluating and recommending subadvisers for the fund and recommending the portion of the fund's assets to be managed by each subadviser.  EACM also is responsible for monitoring and evaluating the performance of the subadvisers for the fund and recommending to Dreyfus and the fund's board whether a subadviser should be terminated.  Christopher E. Crerend and Jeffrey A. Brozek have been the members of EACM's investment team jointly and primarily responsible for evaluating and recommending subadvisers for the fund since the fund's inception.  Mr. Crerend is Executive Vice President and Chief Investment Officer (Alternatives) of EACM, which he joined in 2003.  Mr. Brozek is Senior Vice President and Sector Head for Equity Hedge Strategies of EACM, which he joined in 2003.  EACM, located at 200 Connecticut Avenue, Sixth Floor, Norwalk, Connecticut 06854-1958, is a registered investment adviser specializing in multi-manager investment programs for institutional and high net worth clients representing approximately $4.8 billion in assets.  EACM is a wholly-owned subsidiary of BNY Mellon.
The fund uses a "manager of managers" approach by selecting one or more subadvisers to manage the fund's assets.  Dreyfus has obtained from the SEC an exemptive order, upon which the fund may rely, that permits Dreyfus, subject to certain conditions and approval by the fund's board, to enter into and materially amend sub-investment advisory agreements with one or more subadvisers who are either unaffiliated with Dreyfus or are wholly-owned subsidiaries (as defined in the Investment Company Act of 1940, as amended) of Dreyfus' ultimate parent company, BNY Mellon, without obtaining shareholder approval.  The order also relieves the fund from disclosing the sub-investment advisory fee paid by Dreyfus to an unaffiliated subadviser in documents filed with the SEC and provided to shareholders.  In addition, pursuant to the order, it is not necessary to disclose the sub-investment advisory fee payable by Dreyfus separately to a subadviser that is a wholly-owned subsidiary of BNY Mellon in documents filed with the SEC and provided to shareholders; such fees are to be aggregated with fees payable to Dreyfus.  Dreyfus has ultimate responsibility (subject to oversight by the fund's board) to supervise any subadviser and recommend the hiring, termination, and replacement of any subadviser to the fund's board.  One of the conditions of the order is that the fund's board, including a majority of the "non-interested" board members, must approve each new subadviser.  In addition, the fund is required to provide shareholders with information about each new subadviser within 90 days of the hiring of any new subadviser.
Subadvisers
Currently, the fund has selected the following subadvisers to manage allocated portions of the fund's assets:
Cramer Rosenthal McGlynn, LLC, located at 520 Madison Avenue, 20th Floor, New York, New York 10022, is a registered investment adviser founded in 1973.  Jay B. Abramson has been the portfolio manager responsible for the day-to-day management of the portion of the fund's portfolio that is managed by CRM since July 2015.  Mr. Abramson is Chief Executive Officer and Chief Investment Officer of CRM, which he joined in 1985.  As of December 31, 2015, CRM had approximately $7.1 billion in assets under management.
Kingsford Capital Management, LLC, located at 1160 Brickyard Cove Road, Point Richmond, California 94801, is a registered investment adviser. Michael I. Wilkins and Todd Ammons are the portfolio managers jointly and primarily responsible for the day-to-day management of the portion of the fund's portfolio that is managed by Kingsford Capital, positions they have held since August 2014 and February 2016, respectively.  Mr. Wilkins is Managing Partner and a Co-Portfolio Manager of Kingsford Capital, which he co-founded in 2001. Mr. Ammons is a Co-Portfolio Manager of Kingsford Capital, which he joined in September 2015. Prior to joining Kingsford Capital, Mr. Ammons was employed at Grandmaster Capital Management from December 2010 to June 2015, where he served as a portfolio manager. As of December 31, 2015, Kingsford Capital had approximately $230 million in assets under management.
Owl Creek Asset Management, L.P., located at 640 Fifth Avenue, 20th Floor, New York, New York 10019, is a registered investment adviser.  Jeffrey A. Altman and Daniel E. Krueger have been the portfolio managers jointly and primarily responsible for the day-to-day management of the portion of the fund's portfolio managed by Owl Creek since the fund's inception in March 2014.  Mr. Altman is the Managing Partner of Owl Creek, which he founded in 2001.  Mr. Krueger is a Partner and Managing Director of Owl Creek, which he joined in 2002.  As of December 31, 2015, Owl Creek had approximately $3.3 billion in assets under management.
Pine River Capital Management L.P., located at 601 Carlson Parkway, Suite 330, Minnetonka, Minnesota 55305, is a registered investment adviser founded in 2002. James Clark, Lucy DeStefano and Aaron Zimmerman have been the portfolio managers jointly and primarily responsible for the day-to-day management of the portion of the fund's portfolio that is managed by Pine River since July 2015.  Mr. Clark is a Partner, Co-Chief Investment Officer and a Portfolio Manager at Pine River.  Prior to joining Pine River in 2012, Mr. Clark was a Managing Director and Partner at Goldman Sachs Asset Management, where he was employed for more than five years.  Ms. DeStefano is Head of Listed Securities and a Portfolio Manager at Pine River.  Prior to joining Pine River in 2013, Ms. DeStefano was a Managing Director, Equity Division at Morgan Stanley, where she was employed since 2010.  Mr. Zimmerman is a Portfolio Manager at Pine River, which he joined in 2009.  As of December 31, 2015, Pine River had approximately $13.9 billion in assets under management.
Sirios Capital Management, L.P., located at One International Place, Boston, Massachusetts 02110, is a registered investment adviser. John F. Brennan, Jr. has been the portfolio manager responsible for the day-to-day management of the portion of the fund's portfolio managed by Sirios since the fund's inception in March 2014.  Mr. Brennan is Managing Director of Sirios, which he co-founded in 1999.  As of December 31, 2015, Sirios had approximately $3.6 billion in assets under management.
Three Bridges Capital, LP, located at 810 Seventh Avenue, 32nd Floor, New York, New York 10019, is a registered investment adviser. Eugene Salamon has the portfolio manager responsible for the day-to-day management of the portion of the fund's portfolio that is managed by Three Bridges since November 2014. Mr. Salamon is Managing Partner, portfolio manager and founder of Three Bridges. Prior to forming Three Bridges, Mr. Salamon was a partner at Indus Capital Partners from 2006 to 2011. As of December 31, 2015, Three Bridges had approximately $665 million in assets under management.
The fund's Statement of Additional Information (SAI) provides additional portfolio manager information, including compensation, other accounts managed and ownership of fund shares.
MBSC Securities Corporation (MBSC), a wholly-owned subsidiary of Dreyfus, serves as distributor of the fund and of the other funds in the Dreyfus Family of Funds.  Any Rule 12b-1 fees and shareholder services fees, as applicable, are paid to MBSC for financing the sale and distribution of fund shares and for providing shareholder account service and maintenance, respectively.  Dreyfus or MBSC may provide cash payments out of its own resources to financial intermediaries that sell shares of funds in the Dreyfus Family of Funds (except Class Y shares) or provide other services.  Such payments are separate from any sales charges, 12b-1 fees and/or shareholder services fees or other expenses that may be paid by a fund to those intermediaries. Because those payments are not made by fund shareholders or the fund, the fund's total expense ratio will not be affected by any such payments. These payments may be made to intermediaries, including affiliates, that provide shareholder servicing, sub-administration, recordkeeping and/or sub-transfer agency services, marketing support and/or access to sales meetings, sales representatives and management representatives of the financial intermediary. Cash compensation also may be paid from Dreyfus' or MBSC's own resources to intermediaries for inclusion of a fund on a sales list, including a preferred or select sales list or in other sales programs. These payments sometimes are referred to as "revenue sharing." From time to time, Dreyfus or MBSC also may provide cash or non-cash compensation to financial intermediaries or their representatives in the form of occasional gifts; occasional meals, tickets or other entertainment; support for due diligence trips; educational conference sponsorships; support for recognition programs; technology or infrastructure support; and other forms of cash or non-cash compensation permissible under broker-dealer regulations. In some cases, these payments or compensation may create an incentive for a financial intermediary or its employees to recommend or sell shares of the fund to you. Please contact your financial representative for details about any payments they or their firm may receive in connection with the sale of fund shares or the provision of services to the fund.
The fund, Dreyfus, the subadvisers and MBSC have each adopted a code of ethics that permits its personnel, subject to such code, to invest in securities, including securities that may be purchased or held by the fund. Each code of ethics restricts the personal securities transactions of employees, and requires portfolio managers and other investment personnel to comply with the code's preclearance and disclosure procedures. The primary purpose of the respective codes is to ensure that personal trading by employees does not disadvantage any fund managed by Dreyfus or its affiliates.
Shareholder Guide
Choosing a Share Class
The fund is designed primarily for people who are investing through a third party financial intermediary, such as a bank, broker-dealer or financial adviser, or in a Retirement Plan.  Financial intermediaries with whom you open a fund account may impose policies, limitations and fees that are different from those described in this prospectus or the SAI.  Accordingly, the availability of certain share classes, sales charge reductions or waivers and/or shareholder privileges or services described in this prospectus or the SAI will depend on the policies, procedures and trading platforms of the financial intermediary or Retirement Plan recordkeeper.  To be eligible for the share classes, sales charge reductions or waivers and/or shareholder privileges or services described in this prospectus or the SAI, you may need to open a fund account directly with the fund's distributor.  Consult a representative of your financial intermediary or Retirement Plan for further information.
This prospectus offers Class A, C, I and Y shares of the fund.
Your financial intermediary may receive different compensation for selling one class of shares than for selling another class.  It is important to remember that any contingent deferred sales charge (CDSC) or Rule 12b-1 fees have the same purpose as the front-end sales charge:  to compensate the distributor for concessions and expenses it pays to dealers and financial institutions in connection with the sale of fund shares.  A CDSC is not charged on fund shares acquired through the reinvestment of fund dividends. Because the Rule 12b-1 fee is paid out of the fund's assets on an ongoing basis, over time it will increase the cost of your investment and may cost you more than paying other types of sales charges.
The different classes of fund shares represent investments in the same portfolio of securities, but the classes are subject to different expenses and will likely have different share prices.  When choosing a class, you should consider your investment amount, anticipated holding period, the potential costs over your holding period and whether you qualify for any reduction or waiver of the sales charge.
A complete description of these classes follows.  Financial intermediaries purchasing fund shares on behalf of their clients determine the share classes available for their clients.  You should review these arrangements with your financial representative before determining which class to invest in.
Class A Shares
When you invest in Class A shares, you pay the public offering price, which is the share price, or net asset value (NAV), plus the initial sales charge that may apply to your purchase. The amount of the initial sales charge is based on the size of your investment, as the following table shows. We also describe below how you may reduce or eliminate the initial sales charge (see "Sales Charge Reductions and Waivers"). Class A shares are subject to an annual shareholder services fee of .25% paid to the fund's distributor for shareholder account service and maintenance.
Since some of your investment goes to pay an up-front sales charge when you purchase Class A shares, you purchase fewer shares than you would with the same investment in Class C shares. Nevertheless, you are usually better off purchasing Class A shares, rather than Class C shares, and paying an up-front sales charge if you:
•	plan to own the shares for an extended period of time, since the ongoing Rule 12b-1 fees on Class C shares may eventually exceed the cost of the up-front sales charge; and
•	qualify for a reduced or waived sales charge
If you invest $1 million or more (and are not eligible to purchase Class I or Y shares), Class A shares will always be the most advantageous choice.

	Total Sales Load -- Class A Shares
Amount of Transaction	As a % of Offering Price per Share	As a % of Net Asset Value per Share
Less than $50,000	5.75	6.10
$50,000 to less than $100,000	4.50	4.71
$100,000 to less than $250,000	3.50	3.63
$250,000 to less than $500,000	2.50	2.56
$500,000 to less than $1,000,000	2.00	2.04
$1,000,000 or more	-0-	-0-
No sales charge applies on investments of $1 million or more, but a CDSC of 1% may be imposed on certain redemptions of such shares within one year of the date of purchase.
Sales Charge Reductions and Waivers
To receive a reduction or waiver of your initial sales charge, you must let your financial intermediary or the fund's distributor, as applicable, know at the time you purchase fund shares that you qualify for such a reduction or waiver. If you do not let your financial intermediary or the fund's distributor, as applicable, know that you are eligible for a reduction or waiver, you may not receive the reduction or waiver to which you are otherwise entitled.  In order to receive a reduction or waiver, you may be required to provide your financial intermediary or the fund's distributor, as applicable, with evidence of your qualification for the reduction or waiver, such as records regarding shares of certain Dreyfus Funds held in accounts with that financial intermediary, other financial intermediaries or the fund's distributor.  You should consult a representative of your financial intermediary.  Additional information regarding reductions and waivers of sales charges is available, free of charge, at www.dreyfus.com and in the SAI.
You can reduce your initial sales charge in the following ways:
•	Rights of accumulation. You can count toward the amount of your investment your total account value in all share classes of the fund and certain other Dreyfus Funds that are subject to a sales charge. For example, if you have $1 million invested in shares of certain other Dreyfus Funds that are subject to a sales charge, you can invest in Class A shares of any fund without an initial sales charge. We may terminate or change this privilege at any time on written notice.
•	Letter of intent. You can sign a letter of intent, in which you agree to invest a certain amount (your goal) in the fund and certain other Dreyfus Funds over a 13-month period, and your initial sales charge will be based on your goal. A 90-day back-dated period can also be used to count previous purchases toward your goal. Your goal must be at least $50,000, and your initial investment must be at least $5,000. The sales charge will be adjusted if you do not meet your goal.
•	Combine with family members. You can also count toward the amount of your investment all investments in certain other Dreyfus Funds, in any class of shares that is subject to a sales charge, by your spouse and your children under age 21 (family members), including their rights of accumulation and goals under a letter of intent. Certain other groups may also be permitted to combine purchases for purposes of reducing or eliminating sales charges. See "How to Buy Shares" in the SAI.
Class A shares may be purchased at NAV without payment of a sales charge by the following individuals and entities:
•	full-time or part-time employees, and their family members, of Dreyfus or any of its affiliates
•	board members of Dreyfus and board members of the Dreyfus Family of Funds
•	full-time employees, and their family members, of financial institutions that have entered into selling agreements with the fund's distributor
•	"wrap" accounts for the benefit of clients of financial institutions, provided they have entered into an agreement with the fund's distributor specifying operating policies and standards
•	qualified separate accounts maintained by an insurance company; any state, county or city or instrumentality thereof; and charitable organizations investing $50,000 or more in fund shares and charitable remainder trusts, provided that such Class A shares are purchased directly through the fund's distributor
•	investors who purchase Class A shares directly through the fund's distributor, and either (i) have, or whose spouse or minor children have, beneficially owned shares and continuously maintained an open account with the distributor in a Dreyfus-managed fund since on or before February 28, 2006, or (ii) such purchase is for a self-directed investment account that may or may not be subject to a transaction fee
•	investors who participate in a self-directed investment brokerage account program offered by a financial intermediary that has entered into an agreement with the fund's distributor. Financial intermediaries offering self-directed investment brokerage accounts may or may not charge their customers a transaction fee
•	investors with the cash proceeds from the investor's exercise of stock options and/or disposition of stock related to employment-based stock plans, whether invested in the fund directly or indirectly through an exchange from a Dreyfus money market fund, provided that the proceeds are processed through an entity that has entered into an agreement with the fund's distributor specifically relating to administering employment-based stock plans. Upon establishing the account in the fund or the Dreyfus money market fund, the investor and the investor's spouse and minor children become eligible to purchase Class A shares of the fund at NAV, whether or not the investor uses the proceeds of the employment-based stock plan to establish the account
•	members of qualified affinity groups who purchase Class A shares directly through the fund's distributor, provided that the qualified affinity group has entered into an affinity agreement with the distributor
•	Retirement Plans, provided that such Class A shares are purchased through a financial intermediary that performs recordkeeping or other administrative services for the Retirement Plan and has entered into an agreement with the fund's distributor relating to such services, or are purchased directly through the fund's distributor
•	shareholders in Dreyfus-sponsored IRA rollover accounts funded with the distribution proceeds from Retirement Plans, provided that the rollover (except in the case of a rollover from a Dreyfus-sponsored Retirement Plan) is processed through an entity that has entered into an agreement with the fund's distributor specifically relating to processing rollovers. Upon establishing the Dreyfus-sponsored IRA rollover account in the fund, the shareholder becomes eligible to make subsequent purchases of Class A shares of the fund at NAV in such account
Class C Shares
Since you pay no initial sales charge, an investment of less than $1 million in Class C shares buys more shares than the same investment would in Class A shares. However, Class C shares are subject to an annual Rule 12b-1 fee of .75% and an annual shareholder services fee of .25%. Because the Rule 12b-1 fees are paid out of the fund's assets attributable to Class C shares on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges, such as the initial sales charge on Class A shares. Class C shares redeemed within one year of purchase are subject to a 1% CDSC.
Because Class A shares will always be a more favorable investment than Class C shares for investments of $1 million or more, the fund will generally not accept a purchase order for Class C shares in the amount of $1 million or more.  While the fund will take reasonable steps to prevent investments of $1 million or more in Class C shares, it may not be able to identify such investments made through certain financial intermediaries or omnibus accounts.
Class I Shares
Since you pay no initial sales charge, an investment of less than $1 million in Class I shares buys more shares than the same investment would in a class of shares subject to an initial sales charge.  There is also no CDSC imposed on redemptions of Class I shares, and you do not pay any ongoing service or distribution fees.
Class I shares may be purchased by:
•	bank trust departments, trust companies and insurance companies that have entered into agreements with the fund's distributor to offer Class I shares to their clients
•	institutional investors acting in a fiduciary, advisory, agency, custodial or similar capacity for Retirement Plans and SEP-IRAs that have entered into agreements with the fund's distributor to offer Class I shares to such plans and are not eligible to purchase Class Y shares
•	law firms or attorneys acting as trustees or executors/administrators
•	foundations and endowments that make an initial investment in the fund of at least $1 million and are not eligible to purchase Class Y shares
•	sponsors of college savings plans that qualify for tax-exempt treatment under Section 529 of the Internal Revenue Code, that maintain an omnibus account with the fund and do not require shareholder tax reporting or 529 account support responsibilities from the fund's distributor
•	advisory fee-based accounts offered through financial intermediaries who, depending on the structure of the selected advisory platform, make Class I shares available
•	certain institutional clients of a BNY Mellon investment advisory subsidiary, provided that such clients are approved by Dreyfus and are not eligible to purchase Class Y shares
•	unaffiliated investment companies approved by the fund's distributor
Institutions purchasing fund shares on behalf of their clients determine whether Class I shares will be available for their clients. Accordingly, the availability of Class I shares of the fund will depend on the policies, procedures and trading platforms of the institutional investor.
Class Y Shares
Class Y shares are not subject to an initial sales charge or any service or distribution fees. There also is no CDSC imposed on redemptions of Class Y shares. The fund, Dreyfus or the fund's distributor or their affiliates will not make any shareholder servicing, sub-transfer agency, administrative or recordkeeping payments, nor will Dreyfus or the fund's distributor or their affiliates provide any "revenue sharing" payments, with respect to Class Y shares.
Class Y shares of the fund may be purchased by:
•	institutional investors, acting for themselves or on behalf of their clients, that have entered into an agreement with the fund's distributor and make an initial investment in Class Y shares of the fund of at least $1 million
•	Retirement Plans, or certain recordkeepers of Retirement Plan platforms that maintain a super-omnibus account with the fund, provided that, in each case, they have entered into an agreement with the fund's distributor and make an initial investment in Class Y shares of the fund of at least $1 million or have, in the opinion of Dreyfus, adequate intent and availability of assets to reach a future level of investment of $1 million or more in Class Y shares of the fund
•	certain institutional clients of a BNY Mellon investment advisory subsidiary, provided that such clients are approved by Dreyfus and make an initial investment in Class Y shares of the fund of at least $1 million
•	certain funds in the Dreyfus Family of Funds and series of BNY Mellon Funds Trust
Generally, each institutional investor will be required to open and maintain a single master account with the fund for all purposes.  With respect to recordkeepers of Retirement Plan platforms, the fund considers a super-omnibus account to be one single master account maintained by the Retirement Plan recordkeeper on behalf of multiple Retirement Plans.  Certain holders of Class I shares of the fund who meet the eligibility requirements for the purchase of Class Y shares of the fund and who do not require the fund, Dreyfus or the fund's distributor or their affiliates to make any shareholder servicing, sub-transfer agency, administrative or recordkeeping payments may have all of their Class I shares of the fund converted into Class Y shares of the fund. Dreyfus, the fund's distributor or their affiliates will not provide any "revenue sharing" payments with respect to Class I shares converted into Class Y shares.
Institutions purchasing fund shares on behalf of their clients determine whether Class Y shares will be available for their clients. Accordingly, the availability of Class Y shares of the fund will depend on the policies, procedures and trading platforms of the institutional investor.
CDSC Waivers
The fund's CDSC on Class A and C shares may be waived in the following cases:
•	permitted exchanges of shares, except if shares acquired by exchange are then redeemed within the period during which a CDSC would apply to the initial shares purchased
•	redemptions made within one year of death or disability of the shareholder
•	redemptions due to receiving applicable required minimum distributions from IRA accounts (other than Roth IRAs or Coverdell Education Savings Accounts) upon reaching age 70½
•	redemptions made through Dreyfus Automatic Withdrawal Plan, if such redemptions do not exceed 12% of the value of the account annually
•	redemptions by Retirement Plans, provided that the shares being redeemed were purchased through a financial intermediary that performs recordkeeping or other administrative services for the Retirement Plan and has entered into an agreement with the fund's distributor relating to such services, or were purchased directly through the fund's distributor
•	redemptions by Retirement Plans of fund shares purchased on or before January 31, 2016
Buying and Selling Shares
Dreyfus calculates fund NAVs as of the close of trading on the New York Stock Exchange (NYSE) (usually 4:00 p.m. Eastern time) on days the NYSE is open for regular business.  Your order will be priced at the next NAV calculated after your order is received in proper form by the fund's transfer agent or other authorized entity. When calculating NAVs, Dreyfus values equity investments on the basis of market quotations or official closing prices. Dreyfus generally values fixed-income investments based on values supplied by an independent pricing service approved by the fund's board. The pricing service's procedures are reviewed under the general supervision of the board. If market quotations or official closing prices or valuations from a pricing service are not readily available, or are determined not to reflect accurately fair value, the fund may value those investments at fair value as determined in accordance with procedures approved by the fund's board. Fair value of investments may be determined by the fund's board, its pricing committee or its valuation committee in good faith using such information as it deems appropriate under the circumstances. Under certain circumstances, the fair value of foreign equity securities will be provided by an independent pricing service. Using fair value to price investments may result in a value that is different from a security's most recent closing price and from the prices used by other mutual funds to calculate their net asset values. Forward currency contracts will be valued using the forward rate obtained from an independent pricing service approved by the fund's board. ETFs will be valued at their market price. Foreign securities held by the fund may trade on days when the fund does not calculate its NAV and thus may affect the fund's NAV on days when investors will not be able to purchase or sell (redeem) fund shares.
Investments in certain types of thinly traded securities may provide short-term traders arbitrage opportunities with respect to the fund's shares. For example, arbitrage opportunities may exist when trading in a portfolio security or securities is halted and does not resume, or the market on which such securities are traded closes before the fund calculates its NAV. If short-term investors in the fund were able to take advantage of these arbitrage opportunities, they could dilute the NAV of fund shares held by long-term investors.  Portfolio valuation policies can serve to reduce arbitrage opportunities available to short-term traders, but there is no assurance that such valuation policies will prevent dilution of the fund's NAV by short-term traders.  While the fund has a policy regarding frequent trading, it too may not be completely effective to prevent short-term NAV arbitrage trading, particularly in regard to omnibus accounts. Please see "Shareholder Guide — General Policies" for further information about the fund's frequent trading policy.
Orders to buy and sell shares received by an authorized entity (such as a bank, broker-dealer or financial adviser, or Retirement Plan that has entered into an agreement with the fund's distributor) by the close of trading on the NYSE and transmitted to the distributor or its designee by the close of its business day (usually 5:15 p.m. Eastern time) will be based on the NAV determined as of the close of trading on the NYSE that day.
How to Buy Shares
By Mail.
Regular Accounts.  To open a regular account, complete an application and mail it, together with a check payable to The Dreyfus Family of Funds, to the appropriate address below.  To purchase additional shares in a regular account, mail a check payable to The Dreyfus Family of Funds (with your account number on your check), together with an investment slip, to the appropriate address below.
IRA Accounts.  To open an IRA account or make additional investments in an IRA account, be sure to specify the fund name and the year for which the contribution is being made.  When opening a new account include a completed IRA application applicable to the type of IRA for which the investment is made, and when making additional investments include an investment slip. Make checks payable to The Dreyfus Family of Funds, and mail to the appropriate address below.
Mailing Address.  If you are investing directly through the fund, mail to:
Dreyfus Shareholder Services
P.O. Box 9879
 Providence, Rhode Island 02940-8079
If you are investing through a third party, such as a bank, broker-dealer or financial adviser, or in a Retirement Plan, mail to:
Dreyfus Institutional Department
P.O. Box 9882
 Providence, Rhode Island 02940-8082
If you are applying for an Institutional Direct account, please contact your BNY Mellon relationship manager for mailing instructions.
Electronic Check or Wire.  To purchase shares in a regular or IRA account by wire or electronic check, please call 1-800-DREYFUS (inside the U.S. only) for more information.
Telephone or Online.  To purchase additional shares by telephone or online, you can call 1-800-DREYFUS (inside the U.S. only) or visit www.dreyfus.com to request your transaction.  In order to do so, you must have elected the Dreyfus TeleTransfer Privilege on your account application or a Shareholder Services Form.  See "Services for Fund Investors — Wire Redemption and Dreyfus TeleTransfer Privileges" for more information.  Institutional Direct accounts are not eligible for online services.
Automatically.  You may purchase additional shares in a regular or IRA account by selecting one of Dreyfus' automatic investment services made available to the fund on your account application or service application.  See "Services for Fund Investors."
The minimum initial and subsequent investment (except as set forth below) is $1,000 and $100, respectively.  For Class Y shares, the minimum initial investment generally is $1,000,000, with no minimum subsequent investment.  The minimum initial investment for Dreyfus-sponsored Retirement Plans or Dreyfus-sponsored IRAs (other than Coverdell Education Savings Accounts) is $750, with no minimum subsequent investment.  The minimum initial investment for Dreyfus-sponsored Coverdell Education Savings Accounts is $500, with no minimum subsequent investment.  Subsequent investments made through Dreyfus TeleTransfer are subject to a $100 minimum and a $150,000 maximum.  All investments must be in U.S. dollars.  Third-party checks, cash, travelers' checks or money orders will not be accepted.  You may be charged a fee for any check that does not clear.
How to Sell Shares
You may sell (redeem) shares at any time.  Your shares will be sold at the next NAV calculated after your order is received in proper form by the fund's transfer agent or other authorized entity. Any certificates representing fund shares being sold must be returned with your redemption request.  Your order will be processed promptly and you will generally receive the proceeds within seven days.
To keep your CDSC as low as possible, each time you request to sell shares we will first sell shares that are not subject to a CDSC, and then those subject to the lowest charge. The CDSC is based on the lesser of the original purchase cost or the current market value of the shares being sold, and is not charged on fund shares you acquired by reinvesting your fund dividends. As described above in this prospectus, there are certain instances when you may qualify to have the CDSC waived. Consult your financial representative or refer to the SAI for additional details.
Before selling shares recently purchased by check, Dreyfus TeleTransfer or Automatic Asset Builder, please note that:
•	if you send a written request to sell such shares, the fund may delay sending the proceeds for up to eight business days following the purchase of those shares or until the fund receives verification of clearance of the funds used to purchase such shares
•	the fund will not process wire, telephone, online or Dreyfus TeleTransfer redemption requests for up to eight business days following the purchase of those shares or until the fund receives verification of clearance of the funds used to purchase such shares
By Mail.
Regular Accounts.  To redeem shares in a regular account by mail, send a letter of instruction that includes your name, your account number, the name of the fund, the share class, the dollar amount to be redeemed and how and where to send the proceeds.  Mail your request to the appropriate address below.
IRA Accounts.  To redeem shares in an IRA account by mail, send a letter of instruction that includes all of the same information for regular accounts and indicate whether the distribution is qualified or premature and whether the 10% TEFRA should be withheld.  Mail your request to the appropriate address below.
Mailing Address.  If you invested directly through the fund, mail to:
Dreyfus Shareholder Services
P.O. Box 9879
 Providence, Rhode Island 02940-8079
If you invested through a third party, such as a bank, broker-dealer or financial adviser, or in a Retirement Plan, mail to:
Dreyfus Institutional Department
P.O. Box 9882
 Providence, Rhode Island 02940-8082
If you are an Institutional Direct accountholder, please contact your BNY Mellon relationship manager for mailing instructions.
A medallion signature guarantee is required for some written sell orders. These include:
•	amounts of $10,000 or more on accounts whose address has been changed within the last 30 days
•	requests to send the proceeds to a different payee or address
•	amounts of $100,000 or more
A medallion signature guarantee helps protect against fraud.  You can obtain one from most banks or securities dealers, but not from a notary public.  For joint accounts, each signature must be guaranteed.  Please call to ensure that your medallion signature guarantee will be processed correctly.
Telephone or Online.  To redeem shares by telephone or online, call 1-800-DREYFUS (inside the U.S. only) or, for regular accounts, visit www.dreyfus.com to request your transaction.  Institutional Direct accounts are not eligible for online services.
By calling 1-800-DREYFUS (inside the U.S. only), you may speak to a Dreyfus representative and request that redemption proceeds be paid by check and mailed to your address of record (maximum $250,000 per day).  For redemption requests made online through www.dreyfus.com or through Dreyfus Express® automated account access system, there is a $100,000 per day limit.
If the fund has your bank account information on file, you may request a wire via the Wire Redemption Privilege ($1,000 minimum) or electronic check via the Dreyfus TeleTransfer Privilege ($500 minimum) and proceeds will be wired or sent by electronic check, as applicable, to your bank account. See "Services for Fund Investors — Wire Redemption and Dreyfus TeleTransfer Privileges" for more information.
Automatically.  You may sell shares in a regular account by completing a Dreyfus Automatic Withdrawal Form which you can obtain by calling 1-800-DREYFUS (inside the U.S. only), visiting www.dreyfus.com or contacting your financial representative.  For instructions on how to establish automatic withdrawals to sell shares in an IRA account, please call 1-800-DREYFUS (inside the U.S. only) or contact your financial representative.  See "Services for Fund Investors — Automatic Services."

General Policies
The fund and the fund's transfer agent are authorized to act on telephone or online instructions from any person representing himself or herself to be you and reasonably believed by the fund or the transfer agent to be genuine.  You may be responsible for any fraudulent telephone or online order as long as the fund or the fund's transfer agent (as applicable) takes reasonable measures to confirm that the instructions are genuine.
The fund reserves the right to reject any purchase or exchange request in whole or in part. All shareholder services and privileges offered to shareholders may be modified or terminated at any time, except as otherwise stated in the fund's SAI. Please see the fund's SAI for additional information on buying and selling shares, privileges and other shareholder services.
If you invest through a financial intermediary (rather than directly through the fund), the policies may be different than those described herein. Banks, brokers, Retirement Plans, financial advisers and financial supermarkets may charge transaction fees and may set up different minimum investments or limitations on buying or selling shares. Please consult your financial representative.
The fund is designed for long-term investors.  Frequent purchases, redemptions and exchanges may disrupt portfolio management strategies and harm fund performance by diluting the value of fund shares and increasing brokerage and administrative costs.  As a result, Dreyfus and the fund's board have adopted a policy of discouraging excessive trading, short-term market timing and other abusive trading practices (frequent trading) that could adversely affect the fund or its operations.  Dreyfus and the fund will not enter into arrangements with any person or group to permit frequent trading.
The fund also reserves the right to:
•	change or discontinue fund exchanges, or temporarily suspend exchanges during unusual market conditions
•	change its minimum or maximum investment amounts
•	delay sending out redemption proceeds for up to seven days (generally applies only during unusual market conditions or in cases of very large redemptions or excessive trading)
•	"redeem in kind," or make payments in securities rather than cash, if the amount redeemed is large enough to affect fund operations (for example, if it exceeds 1% of the fund's assets)
•	refuse any purchase or exchange request, including those from any individual or group who, in Dreyfus' view, is likely to engage in frequent trading
Any securities distributed in kind will remain exposed to market risk until sold, and you may incur taxable gain when selling the securities.
More than four roundtrips within a rolling 12-month period generally is considered to be frequent trading. A roundtrip consists of an investment that is substantially liquidated within 60 days. Based on the facts and circumstances of the trades, the fund may also view as frequent trading a pattern of investments that are partially liquidated within 60 days.
Transactions made through Dreyfus Automatic Withdrawal Plan, Dreyfus Auto-Exchange Privileges, automatic investment plans (including Dreyfus Automatic Asset Builder®), automatic non-discretionary rebalancing programs, and minimum required retirement distributions generally are not considered to be frequent trading. For Retirement Plans, generally only participant-initiated exchange transactions are subject to the roundtrip limit.
Dreyfus monitors selected transactions to identify frequent trading. When its surveillance systems identify multiple roundtrips, Dreyfus evaluates trading activity in the account for evidence of frequent trading. Dreyfus considers the investor's trading history in other accounts under common ownership or control, in other Dreyfus Funds and BNY Mellon Funds and, if known, in non-affiliated mutual funds and accounts under common control. These evaluations involve judgments that are inherently subjective, and while Dreyfus seeks to apply the policy and procedures uniformly, it is possible that similar transactions may be treated differently. In all instances, Dreyfus seeks to make these judgments to the best of its abilities in a manner that it believes is consistent with shareholder interests. If Dreyfus concludes the account is likely to engage in frequent trading, Dreyfus may cancel or revoke the purchase or exchange on the following business day. Dreyfus may also temporarily or permanently bar such investor's future purchases into the fund in lieu of, or in addition to, canceling or revoking the trade. At its discretion, Dreyfus may apply these restrictions across all accounts under common ownership, control or perceived affiliation.
Fund shares often are held through omnibus accounts maintained by financial intermediaries, such as brokers and Retirement Plan administrators, where the holdings of multiple shareholders, such as all the clients of a particular broker, are aggregated. Dreyfus' ability to monitor the trading activity of investors whose shares are held in omnibus accounts is limited. However, the agreements between the distributor and financial intermediaries include obligations to comply with the terms of this prospectus and to provide Dreyfus, upon request, with information concerning the trading activity of investors whose shares are held in omnibus accounts. If Dreyfus determines that any such investor has engaged in frequent trading of fund shares, Dreyfus may require the intermediary to restrict or prohibit future purchases or exchanges of fund shares by that investor.
Certain Retirement Plans and intermediaries that maintain omnibus accounts with the fund may have developed policies designed to control frequent trading that may differ from the fund's policy. At its sole discretion, the fund may permit such intermediaries to apply their own frequent trading policy. If you are investing in fund shares through an intermediary (or in the case of a Retirement Plan, your plan sponsor), please contact the intermediary for information on the frequent trading policies applicable to your account.
To the extent the fund significantly invests in foreign securities traded on markets that close before the fund calculates its NAV, events that influence the value of these foreign securities may occur after the close of these foreign markets and before the fund calculates its NAV. As a result, certain investors may seek to trade fund shares in an effort to benefit from their understanding of the value of these foreign securities at the time the fund calculates its NAV (referred to as price arbitrage). This type of frequent trading may dilute the value of fund shares held by other shareholders. The fund has adopted procedures designed to adjust closing market prices of foreign equity securities under certain circumstances to reflect what it believes to be their fair value.
To the extent the fund significantly invests in thinly traded securities, certain investors may seek to trade fund shares in an effort to benefit from their understanding of the value of these securities (referred to as price arbitrage). Any such frequent trading strategies may interfere with efficient management of the fund's portfolio to a greater degree than funds that invest in highly liquid securities, in part because the fund may have difficulty selling these portfolio securities at advantageous times or prices to satisfy large and/or frequent redemption requests. Any successful price arbitrage may also cause dilution in the value of fund shares held by other shareholders.
Although the fund's frequent trading and fair valuation policies and procedures are designed to discourage market timing and excessive trading, none of these tools alone, nor all of them together, completely eliminates the potential for frequent trading.
Small Account Policies
To offset the relatively higher costs of servicing smaller accounts, the fund charges regular accounts with balances below $2,000 an annual fee of $12. The fee will be imposed during the fourth quarter of each calendar year.
The fee will be waived for: any investor whose aggregate Dreyfus mutual fund investments total at least $25,000; IRA accounts; Retirement Plan accounts; accounts participating in automatic investment programs; and accounts opened through a financial institution.
If your account falls below $500, the fund may ask you to increase your balance. If it is still below $500 after 45 days, the fund may close your account and send you the proceeds.
Escheatment
If your account is deemed "abandoned" or "unclaimed" under state law, the fund may be required to "escheat" or transfer the assets in your account to the applicable state's unclaimed property administration. The state may sell escheated shares and, if you subsequently seek to reclaim your proceeds of liquidation from the state, you may only be able to recover the amount received when the shares were sold. It is your responsibility to ensure that you maintain a correct address for your account, keep your account active by contacting the fund's transfer agent or distributor by mail or telephone or accessing your account through the fund's website at least once a year, and promptly cash all checks for dividends, capital gains and redemptions. The fund, the fund's transfer agent and Dreyfus and its affiliates will not be liable to shareholders or their representatives for good faith compliance with state escheatment laws.

Distributions and Taxes
The fund earns dividends, interest and other income from its investments, and distributes this income (less expenses) to shareholders as dividends.  The fund also realizes capital gains from its investments, and distributes these gains (less any losses) to shareholders as capital gain distributions.  The fund normally pays dividends and capital gain distributions annually.  Fund dividends and capital gain distributions will be reinvested in the fund unless you instruct the fund otherwise.  There are no fees or sales charges on reinvestments.
Distributions paid by the fund are subject to federal income tax, and may also be subject to state or local taxes (unless you are investing through an IRA, Retirement Plan or other U.S. tax-advantaged investment plan). For federal tax purposes, in general, certain fund distributions, including distributions of short-term capital gains, are taxable as ordinary income. Other fund distributions, including dividends from certain U.S. companies and certain foreign companies and distributions of long-term capital gains, generally are taxable as qualified dividends and capital gains, respectively.
Short sales are subject to special tax rules that will impact the character of gains and losses realized and affect the timing of income recognition. Short sales entered into by the fund may increase the amount of ordinary income dividends received by shareholders and may impact the amount of qualified dividend income and income eligible for the dividends received deduction that it is able to pass through to shareholders.
High portfolio turnover and more volatile markets can result in significant taxable distributions to shareholders, regardless of whether their shares have increased in value. The tax status of any distribution generally is the same regardless of how long you have been in the fund and whether you reinvest your distributions or take them in cash.
If you buy shares of a fund when the fund has realized but not yet distributed income or capital gains, you will be "buying a dividend" by paying the full price for the shares and then receiving a portion back in the form of a taxable distribution.
Your sale of shares, including exchanges into other funds, may result in a capital gain or loss for tax purposes. A capital gain or loss on your investment in the fund generally is the difference between the cost of your shares and the amount you receive when you sell them.
The tax status of your distributions will be detailed in your annual tax statement from the fund.  Because everyone's tax situation is unique, please consult your tax adviser before investing.
Annual year-end distribution estimates, if any, are expected to be available beginning in early October, and may be updated from time to time, at www.dreyfus.com/accounts-services/tax-center or by calling 1-800-DREYFUS (inside the U.S. only) or your financial representative.

Services for Fund Investors
The following services may be available to fund investors. If you purchase shares through a third party financial intermediary or in a Retirement Plan, the financial intermediary or Retirement Plan recordkeeper may impose different restrictions on these services and privileges, or may not make them available at all. Consult a representative of your financial intermediary or Retirement Plan for further information.
Automatic Services
Buying or selling shares automatically is easy with the services described below.  With each service, you select a schedule and amount, subject to certain restrictions.  These services are not available for Class Y shares. For information, call 1-800-DREYFUS (inside the U.S. only) or your financial representative.
Dreyfus Automatic Asset Builder® permits you to purchase fund shares (minimum of $100 and maximum of $150,000 per transaction) at regular intervals selected by you.  Fund shares are purchased by transferring funds from the bank account designated by you.
Dreyfus Payroll Savings Plan permits you to purchase fund shares (minimum of $100 per transaction) automatically through a payroll deduction.
Dreyfus Government Direct Deposit permits you to purchase fund shares (minimum of $100 and maximum of $50,000 per transaction) automatically from your federal employment, Social Security or other regular federal government check.
Dreyfus Dividend Sweep permits you to automatically reinvest dividends and distributions from the fund in shares of the same class, or another class in which you are eligible to invest, of another fund in the Dreyfus Family of Funds.  However, if you hold fund shares through financial intermediary brokerage platforms, you may invest automatically your dividends and distributions from the fund only in shares of the same class of another fund in the Dreyfus Family of Funds.  Shares held through a Dreyfus-sponsored Coverdell Education Savings Account are not eligible for this privilege.
Dreyfus Auto-Exchange Privilege permits you to exchange at regular intervals your fund shares for shares of the same class, or another class in which you are eligible to invest, of another fund in the Dreyfus Family of Funds.  However, if you hold fund shares through financial intermediary brokerage platforms, you may only exchange fund shares for shares of the same class of another fund in the Dreyfus Family of Funds.
Dreyfus Automatic Withdrawal Plan permits you to make withdrawals (minimum of $50) on a specific day each month, quarter or semiannual or annual period, provided your account balance is at least $5,000. Any CDSC will be waived, as long as the amount of any withdrawal does not exceed on an annual basis 12% of the greater of the account value at the time of the first withdrawal under the plan, or at the time of the subsequent withdrawal.
Fund Exchanges
Generally, you can exchange shares worth $500 or more (no minimum for Dreyfus-sponsored Retirement Plans and Dreyfus-sponsored IRAs) into shares of the same class, or another class in which you are eligible to invest, of another fund in the Dreyfus Family of Funds.  However, if you hold fund shares through financial intermediary brokerage platforms, you may only exchange fund shares for shares of the same class of another fund in the Dreyfus Family of Funds.  You can request your exchange by calling 1-800-DREYFUS (inside the U.S. only) or your financial representative.  If you are an Institutional Direct accountholder, please contact your BNY Mellon relationship manager for instructions.  Be sure to read the current prospectus for any fund into which you are exchanging before investing.  Any new account established through an exchange generally will have the same privileges as your original account (as long as they are available).  There is currently no fee for exchanges, although you may be charged a sales load when exchanging into any fund that has one.
Your exchange request will be processed on the same business day it is received in proper form, provided that each fund is open at the time of the request. If the exchange is accepted at a time of day after one or both of the funds is closed (i.e., at a time after the NAV for the fund has been calculated for that business day), the exchange will be processed on the next business day.  See the SAI for more information regarding exchanges.
Conversion Feature
Shares of one class of the fund may be converted into shares of another class of the fund, provided you meet the eligibility requirements for investing in the new share class. Shares subject to a CDSC at the time of the requested conversion are not eligible for conversion. The fund reserves the right to refuse any conversion request.
Wire Redemption and Dreyfus TeleTransfer Privileges
To redeem shares from your Dreyfus Fund account with a phone call (for regular or IRA accounts) or online (for regular accounts only), use the Wire Redemption Privilege or the Dreyfus TeleTransfer Privilege. To purchase additional shares of your Dreyfus Fund account with a phone call (for regular or IRA accounts) or online (for regular accounts only), use the Dreyfus TeleTransfer Privilege. You can set up the Wire Redemption Privilege and Dreyfus TeleTransfer Privilege on your account by providing bank account information and following the instructions on your application or, if your account has already been established, a Shareholder Services Form which you can obtain by calling 1-800-DREYFUS (inside the U.S. only), visiting www.dreyfus.com or by contacting your financial representative.  Shares held in a Coverdell Education Savings Account may not be redeemed through the Wire Redemption or Dreyfus TeleTransfer Privileges.  Institutional Direct accounts are not eligible for the Wire Redemption or Dreyfus TeleTransfer Privileges initiated online.
Account Statements
Every Dreyfus Fund investor automatically receives regular account statements.  You will also be sent a yearly statement detailing the tax characteristics of any dividends and distributions you have received.
Reinvestment Privilege
If you redeem Class A shares of the fund, you can reinvest in the same account of the fund up to the number of Class A shares you redeemed at the current share price without paying a sales charge.  If you paid a CDSC, it will be credited back to your account.  This privilege may be used only once and your reinvestment request must be received in writing by the fund within 45 days of the redemption.
Dreyfus Express® Voice-Activated Account Access
You can check your Dreyfus account balances, get fund price and performance information, order documents and much more, by calling 1-800-DREYFUS (inside the U.S. only) and using the Dreyfus Express® Voice-Activated System.  You may also be able to purchase fund shares and/or transfer money between your Dreyfus Funds using Dreyfus Express®. Certain requests require the services of a representative.
Financial Highlights
These financial highlights describe the performance of the fund's shares for the fiscal periods indicated.  "Total return" shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions.  These financial highlights have been derived from the fund's financial statements, which have been audited by KPMG LLP, an independent registered public accounting firm, whose report, along with the fund's financial statements, is included in the annual report, which is available upon request.

	Year Ended October 31,
Class A Shares	2015	2014[a]
Per Share Data ($):
Net asset value, beginning of period	12.20	12.50
Investment Operations:
Investment (loss)—net[b]	(.27)	(.16)
Net realized and unrealized gain (loss) on investments	.39	(.14)
Total from Investment Operations	.12	(.30)
Net asset value, end of period	12.32	12.20
Total Return (%)[c]	.98	(2.40)[d]
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	3.16	3.14[e]
Ratio of net expenses to average net assets	3.16	3.10[e]
Ratio of net investment (loss) to average net assets	(2.21)	(2.26)[e]
Portfolio Turnover Rate	524.89	312.91[d]
Net Assets, end of period ($ x 1,000)	304	220
[a]From March 31, 2014 (commencement of operations) to October 31, 2014.
[b]Based on average shares outstanding.
[c]Exclusive of sales charge.
[d]Not annualized.
[e]Annualized.

Financial Highlights (cont'd)

	Year Ended October 31,
Class C Shares	2015	2014[a]
Per Share Data ($):
Net asset value, beginning of period	12.15	12.50
Investment Operations:
Investment (loss)—net[b]	(.37)	(.21)
Net realized and unrealized gain (loss) on investments	.39	(.14)
Total from Investment Operations	.02	(.35)
Net asset value, end of period	12.17	12.15
Total Return (%)[c]	.17	(2.80)[d]
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	3.96	3.87[e]
Ratio of net expenses to average net assets	3.96	3.77[e]
Ratio of net investment (loss) to average net assets	(3.03)	(2.97)[e]
Portfolio Turnover Rate	524.89	312.91[d]
Net Assets, end of period ($ x 1,000)	116	107
[a]From March 31, 2014 (commencement of operations) to October 31, 2014.
[b]Based on average shares outstanding.
[c]Exclusive of sales charge.
[d]Not annualized.
[e]Annualized.
Financial Highlights (cont'd)

	Year Ended October 31,
Class I Shares	2015	2014[a]
Per Share Data ($):
Net asset value, beginning of period	12.22	12.50
Investment Operations:
Investment (loss)—net[b]	(.23)	(.14)
Net realized and unrealized gain (loss) on investments	.39	(.14)
Total from Investment Operations	.16	(.28)
Net asset value, end of period	12.38	12.22
Total Return (%)	1.31	(2.24)[c]
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	2.90	2.87[d]
Ratio of net expenses to average net assets	2.90	2.77[d]
Ratio of net investment (loss) to average net assets	(1.83)	(1.96)[d]
Portfolio Turnover Rate	524.89	312.91[c]
Net Assets, end of period ($ x 1,000)	355	98
[a]From March 31, 2014 (commencement of operations) to October 31, 2014.
[b]Based on average shares outstanding.
[c]Not annualized.
[d]Annualized.
Financial Highlights (cont'd)

	Year Ended October 31,
Class Y Shares	2015	2014[a]
Per Share Data ($):
Net asset value, beginning of period	12.23	12.50
Investment Operations:
Investment (loss)—net[b]	(.23)	(.15)
Net realized and unrealized gain (loss) on investments	.39	(.12)
Total from Investment Operations	.16	(.27)
Net asset value, end of period	12.39	12.23
Total Return (%)	1.31	(2.16)[c]
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	2.80	2.75[d]
Ratio of net expenses to average net assets	2.80	2.75[d]
Ratio of net investment (loss) to average net assets	(1.88)	(1.96)[d]
Portfolio Turnover Rate	524.89	312.91[c]
Net Assets, end of period ($ x 1,000)	319,481	289,600
[a]From March 31, 2014 (commencement of operations) to October 31, 2014.
[b]Based on average shares outstanding.
[c]Not annualized.
[d]Annualized.

NOTES

NOTES

NOTES
For More Information
Dreyfus Select Managers Long/Short Fund
A series of Dreyfus BNY Mellon Funds, Inc.
 SEC file number: 811-22912
More information on this fund is available free upon request, including the following:
Annual/Semiannual Report
Describes the fund's performance, lists portfolio holdings and contains a letter from the fund's manager discussing recent market conditions, economic trends and fund strategies that significantly affected the fund's performance during the last fiscal year.  The fund's most recent annual and semiannual reports are available at www.dreyfus.com.
Statement of Additional Information (SAI)
Provides more details about the fund and its policies.  A current SAI is available at www.dreyfus.com and is on file with the Securities and Exchange Commission (SEC).  The SAI is incorporated by reference (and is legally considered part of this prospectus).
Portfolio Holdings
Dreyfus funds generally disclose, at www.dreyfus.com under Products and Performance, (1) complete portfolio holdings as of each month-end with a one month lag and as of each calendar quarter end with a 15-day lag; (2) top 10 holdings as of each month-end with a 10-day lag; and (3) from time to time, certain security-specific performance attribution data as of a month end, with a 10-day lag. From time to time a fund may make available certain portfolio characteristics, such as allocations, performance- and risk-related statistics, portfolio-level statistics and non-security specific attribution analyses, on request. Dreyfus money market funds generally disclose, also at www.dreyfus.com under Products and Performance, their complete schedule of holdings daily. A fund's portfolio holdings and any security-specific performance attribution data will remain on the website at least until the fund files its Form N-Q or Form N-CSR for the period that includes the dates of the posted holdings.
A complete description of the fund's policies and procedures with respect to the disclosure of the fund's portfolio securities is available in the fund's SAI and at www.dreyfus.com.
To Obtain Information
By telephone.  Call 1-800-DREYFUS (inside the U.S. only)
By mail.
The Dreyfus Family of Funds
144 Glenn Curtiss Boulevard
 Uniondale, NY 11556-0144
By E-mail.  Send your request to info@dreyfus.com
On the Internet.  Certain fund documents can be viewed online or downloaded from:
SEC:  http://www.sec.gov
Dreyfus:  http://www.dreyfus.com
You can also obtain copies, after paying a duplicating fee, by visiting the SEC's Public Reference Room in Washington, DC (for information, call 1-202-551-8090) or by E-mail request to publicinfo@sec.gov, or by writing to the SEC's Public Reference Section, Washington, DC 20549-1520.
This prospectus does not constitute an offer or solicitation in any state or jurisdiction in which, or to any person to whom, such offering or solicitation may not lawfully be made.

© 2016 MBSC Securities Corporation 6250P0316 A